Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT
AND LIMITED WAIVER

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”), effective as of the 17th day of April, 2015 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the Lenders (as hereinafter defined) party hereto and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Fourth Amended and Restated Credit Agreement dated as of October 22, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement;

WHEREAS, the Borrower has also requested that the Lenders waive compliance with certain provisions of the Credit Agreement; and

WHEREAS, said parties are willing to so agree subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement.

(a)                                 Amendment to Section 1.02.

(i)                                     Section 1.02 of the Credit Agreement is hereby amended to restate the definition of “Applicable Margin” in its entirety as follows:

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid

	< 25%	> 25%, but < 50%	> 50%, but < 75%	> 75%, but < 90%	> 90%
ABR Loans	2.25%	2.50%	2.75%	3.00%	3.25%
Eurodollar Loans	3.25%	3.50%	3.75%	4.00%	4.25%
Commitment Fee	0.75%	0.75%	0.75%	0.75%	0.75%

Notwithstanding the foregoing, effective as of the date on which the Adjusted Period ends, the rates set forth in the Borrowing Base Utilization Grid above for ABR Loans and Eurodollar Loans shall automatically decrease by 1.25% and for Commitment Fee shall automatically decrease by 0.25%.

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, however, if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level; provided further that the Applicable Margin shall revert to the previous Applicable Margin upon the Borrower’s delivery of such Reserve Report.

(ii)                                  Section 1.02 of the Credit Agreement is hereby amended to delete the definition of “Pricing Increase Date” in its entirety.

(b)                                 Amendment to Section 9.02.  Section 9.02 of the Credit Agreement is hereby amended to restate subsection (c) thereof in its entirety as follows:

“(c)                            accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business which are not more than (i) 180 days past the date of invoice with respect to any day on or prior to May 29, 2015 or (ii) 90 days past the date of invoice with respect to any day after May 29, 2015 or, in each case, which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP;”

2

(c)                                  Amendment to Section 9.03.  Section 9.03 of the Credit Agreement is hereby amended by inserting “Restricted” immediately prior to the first instance of “Subsidiary” appearing therein.

(d)                                 Amendments to Section 9.04.  Section 9.04 of the Credit Agreement is hereby amended to add the following new proviso at the end of subsection (c) thereof:

“; provided that, notwithstanding the foregoing, (A) the Borrower shall not pay cash dividends on its Series C, Series D or Series E preferred stock for the month of April 2015, unless the Borrower’s registration statement on Form S-3 filed on March 13, 2015 has been declared effective by the SEC and the Borrower has executed either an engagement letter or a definitive agreement with an underwriter or sales agent to proceed with the issuance of Equity Interests under an at-the-market offering program covered by such registration statement and (B) the Borrower shall not pay cash dividends for the month of May 2015 in respect of its Series C, Series D or Series E preferred stock, unless the Borrower has received at least $65,000,000 after April 17, 2015 in aggregate net cash proceeds from one or more of the following events: (1) the offering of common or preferred equity securities by the Borrower, (2) the consummation of one or more asset sales permitted by Section 9.11 of the Credit Agreement by the Borrower or any Restricted Subsidiary (including the receipt of upfront payments from any farm-out) or (3) the entry into a joint venture by the Borrower or any Restricted Subsidiary (including the receipt of upfront payments therefrom).  For the avoidance of doubt, the effect of the termination of any Letter of Credit shall not be included in the calculation of such net cash proceeds;”.

3.                                      Limited Waivers.  Subject to the terms and conditions set forth herein, the Lenders party hereto hereby agree to (a) a waiver of compliance with the provisions of Sections 9.01(a) and (b) of the Credit Agreement, in each case, for the fiscal quarter ended March 31, 2015, effective as of March 31, 2015, and (b) a waiver of any Default or Event of Default that may have occurred as a result of the breach of Section 9.02(c) of the Credit Agreement, as such breach was disclosed in writing to the Administrative Agent and the Lenders prior to the Effective Date (the “Disclosed Breach”); provided, in each case, that the Borrower demonstrates, on or before May 29, 2015, that it has received at least $65,000,000 after the Effective Date in aggregate net cash proceeds from one or more of the following events: (i) the offering of common or preferred equity securities by the Borrower, (ii) the consummation of one or more asset sales permitted by Section 9.11 of the Credit Agreement by the Borrower or any Restricted Subsidiary (including the receipt of upfront payments from any farm-out) or (iii) the entry into a joint venture by the Borrower or any Restricted Subsidiary (including the receipt of upfront payments therefrom) (the “Waiver Condition”).  For the avoidance of doubt, the effect of the termination of any Letter of Credit shall not be included in the calculation of such net cash proceeds.  The waivers granted in the foregoing sentence (collectively, the “Waivers”) are limited to the extent specifically set forth above and no other terms, covenants or provisions of

3

the Credit Agreement or any other Loan Document are intended to be affected hereby.  The Waiver set forth in clause (a) above is granted only with respect to compliance with Sections 9.01(a) and (b) of the Credit Agreement as of and for the fiscal quarter ended March 31, 2015, and shall not apply to any violation of Section 9.01(a) or (b) of the Credit Agreement with respect to any fiscal quarter other than the fiscal quarter ended March 31, 2015 or to any actual or prospective default or violation of any other provision of the Credit Agreement or any other Loan Document.  The Waiver set forth in clause (b) above is granted only with respect to any Default or Event of Default that may have occurred as a result of the Disclosed Breach, and shall not apply to any other violation of Section 9.02(c) of the Credit Agreement or to any actual or prospective default or violation of any other provision of the Credit Agreement or any other Loan Document.  The Waivers shall not in any manner create a course of dealing or otherwise impair the future ability of the Administrative Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document, with respect to any matter other than those specifically and expressly waived in the Waivers, including, without limitation, the ability of the Administrative Agent or the Lenders to declare an Event of Default as a result of the failure of the Borrower to comply with the Waiver Condition.  Notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Document, the Borrower acknowledges and agrees that its failure to comply with the Waiver Condition shall constitute an immediate Event of Default under the Credit Agreement.

4.                                      Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

5.                                      Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or under any Loan Document as

4

of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

6.                                      Conditions to Effectiveness.  This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:

(a)                                 receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Majority Lenders;

(b)                                 payment to the Administrative Agent for the benefit of each Lender executing this Amendment by 10:00 a.m., Houston, Texas time, on April 17, 2015, of an amendment and waiver fee equal to 0.25% of each such Lender’s Commitment; and

(c)                                  evidence satisfactory to the Administrative Agent that the Borrower, the Second Lien Agent and the “Required Lenders” (as such term is defined in the Second Lien Term Loan Agreement) shall have entered into an amendment in respect of the Second Lien Term Loan Agreement in form and substance reasonably satisfactory to the Administrative Agent.

7.                                      Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

8.                                      Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

9.                                      Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as modified by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

10.                               Amendment is a Loan Document; References to Credit Agreement.  This Amendment is a Loan Document, as defined in the Credit Agreement.  All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as modified by this Amendment.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES CORPORATION,
a Delaware corporation

By:		/s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

GUARANTORS:

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:		Magnum Hunter Resources GP, LLC,
its general partner

	By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Second Amendment and Limited Waiver

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

NGAS HUNTER, LLC

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

BAKKEN HUNTER CANADA, INC.,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Second Amendment and Limited Waiver

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware corporation

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

SHALE HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

HUNTER REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

TRIAD HOLDINGS, LLC,
an Ohio limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Second Amendment and Limited Waiver

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:	/s/ Matthew L. Davis
Matthew L. Davis
Vice President

Signature Page to Second Amendment and Limited Waiver

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Nupur Kumar
Name:	NUPUR KUMAR
Title:	AUTHORIZED SIGNATORY

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

Signature Page to Second Amendment and Limited Waiver

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Senior Vice President

Signature Page to Second Amendment and Limited Waiver

LENDER:

SUNTRUST BANK

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

Signature Page to Second Amendment and Limited Waiver

LENDER

ABN AMRO CAPITAL USA LLC

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

Signature Page to Second Amendment and Limited Waiver

LENDER:

CITIBANK, N.A.

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

Signature Page to Second Amendment and Limited Waiver

LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

Signature Page to Second Amendment and Limited Waiver

LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to Second Amendment and Limited Waiver

LENDER

BANK OF AMERICA, N.A.

By:	/s/ Raza Jaffieri
Name:	Raza Jaffieri
Title:	Vice President

Signature Page to Second Amendment and Limited Waiver